SECOND AMENDMENT TO AGREEMENT OF LEASE
(Applied Signal Technology, Inc.--306 NBP)

THIS SECOND AMENDMENT TO AGREEMENT OF LEASE (this "Amendment") made this 28th day of April, 2006, between **NBP 306, LLC**, a Maryland limited liability company ("Landlord") and **APPLIED SIGNAL TECHNOLOGY, INC.**, a California corporation ("Tenant").

WITNESSETH:

WHEREAS, by virtue of Agreement of Lease dated July 21, 2005 (the "Lease") between Landlord and Tenant, Tenant leases from Landlord and Landlord leases to Tenant that certain premises designated as Suites 100 and 200 containing the agreed upon equivalent of 61,038 square feet of rentable area (the "Premises") and situated within the building known as "306 National Business Park" located at 306 Sentinel Drive, Annapolis Junction, Maryland 20701 (the "Building"), all as more particularly described in the Lease; and

WHEREAS, the parties wish to clarify the address of the Building; and

WHEREAS, Tenant has elected to perform its own janitorial services in the Premises and Landlord and Tenant mutually desire to amend the Lease to reflect the provision of those services and to amend the Base Rent and certain other matters of the Lease, all as more particularly set forth below; and

WHEREAS, all capitalized terms used in this Amendment which are not defined herein shall have the meanings given to them in the Lease, unless the context otherwise requires.

NOW, THEREFORE, in consideration of the mutual covenants and conditions herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby modify and amend the Lease as follows:

1. Confirmation of the Street Address of the Building. Notwithstanding anything in the Lease to the contrary, the street address of the Building is as follows:

306 Sentinel Drive
Annapolis Junction, Maryland 20701

2. Provision of Janitorial Services. Section 23(d) of the Lease is hereby deleted and Tenant shall provide all janitorial services to the Premises, including the removal of trash to receptacles designated by Landlord. If Landlord notifies that Tenant is not provided for adequate janitorial services and such conditions are not cured within fifteen (15) days after written notice from Landlord to Tenant, then Landlord shall have the right to provide such janitorial services and Tenant shall reimburse Landlord for the costs incurred by Landlord within thirty (30) days after receipt of a written invoice from Landlord to Tenant.

3. Modification of Schedule of Annual Base Rent. Section 1.1.7 of the Lease is hereby deleted and the following is inserted in lieu thereof:

Lease Year	Annual Base Rent	Monthly Installment of Annual Base Rent
1	$1,586,988.00	$132,249.00
2	$1,626,662.70	$135,555.23
3	$1,667,329.27	$138,944.11
4	$1,709,012.50	$142,417.71
5	$1,751,737.81	$145,978.15
6	$1,795,531.26	$149,627.60
7	$1,840,419.54	$153,368.29
8	$1,886,430.03	$157,202.50
9	$1,933,590.78	$161,132.56
10	$1,981,930.55	$165,160.88

AppliedSignal.1am.306
4/18/06
kmn

4. Broker. Tenant represents that Tenant has not dealt directly or indirectly with any broker in connection with this Amendment and Tenant warrants that no broker negotiated this Amendment or is entitled to any commissions in connection with this Amendment.

5. Ratification of Lease. All other terms, covenants and conditions of the Lease shall remain the same and continue in full force and effect, and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Amendment and this Amendment shall, by this reference, constitute a part of the Lease.

IN WITNESS WHEREOF, the parties hereby have executed this Second Amendment to Agreement of Lease under their respective seals as of the day and year first above written.

WITNESS OR ATTEST:

[signature]

LANDLORD:
NBP 306, LLC

By: [signature] (SEAL)
Roger A. Waesche, Jr.,
Executive Vice President

WITNESS OR ATTEST:

____

TENANT:
APPLIED SIGNAL TECHNOLOGY, INC.

By: [signature] (SEAL)
Gary L. Yancey
President / CEO

STATE OF MARYLAND, Howard County, TO WIT:

I HEREBY CERTIFY, that on this 28th day of April, 2006, before me, the undersigned Notary Public of said State, personally appeared Roger A. Waesche, Jr., who acknowledged himself to be the Executive Vice President of NBP 306, LLC, a Maryland limited liability company, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same on behalf of said limited liability company for the purposes therein contained as the duly authorized Executive Vice President of said limited liability company by signing the name of the limited liability company by himself as such Executive Vice President.

WITNESS my hand and Notarial Seal.

[signature: Betty Girard]
Notary Public

My Commission Expires: 1/24/2007

BETTY GIRARD
NOTARY PUBLIC STATE OF MARYLAND
MY COMMISSION EXPIRES JANUARY 24, 2007

AppliedSignal.1am.306
4/18/06
kms

STATE OF CALIFORNIA , Santa Clara County , TO WIT:

I HEREBY CERTIFY, that on this 27 day of April, 2006, before me, the undersigned Notary Public of said State, personally appeared Gary L. Yancey known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged him~~/herself~~ self to be the President President of APPLIED SIGNAL TECHNOLOGY, INC., a California corporation, and that he~~/she~~, as such President President, being authorized so to do, executed the foregoing instrument on behalf of said Corporation by him~~/herself~~ self as such President President.

WITNESS my hand and Notarial Seal.

Juanita Hebert
Notary Public

My Commission Expires: 8/20/09

JUANITA HEBERT
Commission # 1596762
Notary Public — California
Santa Clara County
MyComm. Expires Aug 20, 2009